[LOGO] Merrill Lynch Investment Managers

Annual Report

September 30, 2001

Merrill Lynch
Global Financial
Services Fund, Inc.

www.mlim.ml.com

               MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

Worldwide Investments as of September 30, 2001

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets

American International Group, Inc. ..................................    4.0%
Dime Bancorp, Inc. ..................................................    3.5
Fannie Mae ..........................................................    2.8
Golden West Financial Corporation ...................................    2.6
Citigroup Inc. ......................................................    2.5
Wells Fargo Company .................................................    2.1
Federal Home Loan Mortgage Association ..............................    2.1
MBNA Corporation ....................................................    2.1
J.P. Morgan Chase & Co. .............................................    2.0
Doral Financial Corporation .........................................    1.9

                                                                      Percent of
Industries Represented in the Portfolio                               Net Assets

Financial Services ..................................................   33.7%
Insurance ...........................................................   28.4
Banking .............................................................   22.6
Banking & Financial .................................................    2.9
Savings & Loan Associations .........................................    2.5
Investment Management ...............................................    1.5

                                                                     Percent of
Breakdown of Investments by Country                                  Net Assets*

United States .......................................................   68.7%
Ireland .............................................................    2.9
Bermuda .............................................................    2.5
Netherlands .........................................................    2.4
Canada ..............................................................    2.3
France ..............................................................    2.2
Norway ..............................................................    1.6
Belgium .............................................................    1.5
Italy ...............................................................    1.5
Japan ...............................................................    1.2
United Kingdom ......................................................    1.1
Denmark .............................................................    1.0
Hong Kong ...........................................................    0.8
Australia ...........................................................    0.6
Sweden ..............................................................    0.5
Finland .............................................................    0.4
Switzerland .........................................................    0.4
Spain ...............................................................    0.0**

 *    Total may not equal 100%.
**    Less than 0.1%.

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

DEAR SHAREHOLDER

Fiscal Year in Review

For the 12 months ended September 30, 2001, Merrill Lynch Global Financial Services Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -9.36%, -10.21%, -10.21% and -9.51%, respectively. The Fund invests all of its assets in Global Financial Services Portfolio, which has the same investment objective as the Fund. The Portfolio seeks capital appreciation by investing at least 65% of its assets in equity securities of US and foreign financial services companies. The Fund's investment results will correspond directly to the investment results of the Portfolio. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

The year ended September 30, 2001 proved to be a mixed one for the Fund as stocks in the financial services sector held up better than those of the broader market. As a result, the Fund's decline for the fiscal year slightly outperformed the benchmark Standard & Poor's (S&P) Financials Index, which was down 13.18% and the broader S&P 500 Index, which declined by 26.63%. However, the financial services fund peer group, as measured by Lipper, Inc. was down on average by just 3.74% during the fiscal year ended September 30, 2001.

Financial stocks tend to decline less in a bear market than the broader indexes, and this time was no different. A combination of interest rate increases in 2000, higher energy prices, a bursting of the Internet bubble, and blackouts in California resulted in a downdraft in the US economy. The horrible terrorist attack on the heart of our nation's financial system sealed the fate of America's longest peacetime expansion. Most people currently believe that we have entered a recession.

Underperformance of the Fund compared to its peer group and outperformance compared to the benchmark index was primarily attributable to the following:

o The Portfolio invests approximately 15% of its assets outside of the United States in an effort to increase diversification, and ideally, improve long-term performance as well. Most of these holdings were in Europe, and unfortunately, for the fiscal year, European financials declined by nearly 17%.

o The Portfolio and the benchmark index are made up primarily of large-capitalization stocks at this time. Many of the peer group funds are small-capitalization oriented, which provided better returns than those funds with a large cap emphasis.

o Citigroup Inc. and American International Group, Inc. make up more than 30% of the S&P Financials Index. These two stocks fell by more than 20% for the fiscal year. While the Portfolio underweighted both of these stocks, it held significant weights in both (at September 30, 2001 6.5% of net assets), which led to poor performance compared to the peer group.

Significant changes in portfolio construction occurred in the last year. Regional bank shares such as Bank One Corporation, Fifth Third Bancorp and Bank of America Corporation were reduced or eliminated, and the assets were invested in insurance stocks such as ACE Limited, MBIA, Inc. and The Hartford Financial Services Group, Inc. To a lesser extent, capital markets-oriented holdings such as The Goldman Sachs Group, Inc., J.P. Morgan Chase & Co. and Amvescap PLC were also reduced or eliminated, and the assets were invested in savings and loan stocks such as Sovereign Bancorp, Inc., Dime Bancorp, Inc. and Golden West Financial Corporation.

While financial stocks performed better than other stocks recently, we believe the outlook remains bright for this sector. Expectations for these companies are low, and hopefully are achievable compared to a poor outlook for the earnings of the broader market. A significant increase in property and casualty insurance pricing and lower interest rates moves by the Federal Reserve Board should aid the performance of the Portfolio's large holdings in the insurance and thrifts sectors.

In Conclusion

We appreciate your investment in Merrill Lynch Global Financial Services Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ James Ellman

James Ellman
Senior Vice President and
Portfolio Manager

October 31, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

                        A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

       A Perspective from Bob Doll, President & Chief Investment Officer
                   Of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.


                                      2 & 3

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the Standard & Poor's Financials Index. Values are from November 26, 1999 to September 2001:

                                            11/26/99**    9/00          9/01
ML Global Financial Services
Trust+--Class A Shares*                     $ 9,475       $11,645       $10,555
ML Global Financial Services
Trust+--Class B Shares*                     $10,000       $12,180       $10,536

                                            11/30/99**    9/00          9/01

Standard & Poor's Financials Index++        $10,000       $12,063       $10,473

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Standard & Poor's Financials Index. Values are from November 26, 1999 to September 2001:

                                            11/26/99**    9/00          9/01
ML Global Financial Services
Trust +--Class C Shares*                    $10,000       $12,180       $10,936
ML Global Financial Services
Trust +--Class D Shares*                    $ 9,475       $11,616       $10,511

                                            11/30/99**    9/00          9/01

Standard & Poor's Financials Index++        $10,000       $12,063       $10,473

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML Global Financial Services Fund, Inc. invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
++ This unmanaged Index is a capitalization-weighted index of all stocks designed to measure the performance of the Standard & Poor's 500 Index. The index was developed with a base level of 10 for the 1970 base period. The starting date for the Index in each graph is from 11/30/99. Past performance is not indicative of future results.

Average Annual Total Return

                                              % Return Without  % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/01                            -9.36%              -14.12%
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/01              +6.03               + 2.97
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        % Return      % Return
                                                      Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/01                                  -10.21%        -13.75%
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/01                    + 4.97         + 2.87
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                        % Return      % Return
                                                      Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/01                                  -10.21%        -11.10%
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/01                    + 4.97         + 4.97
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without  % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/01                            -9.51%              -14.26%
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/01              +5.79               + 2.74
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                      4 & 5

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                            6-Month       12-Month     Since Inception
As of September 30, 2001                                 Total Return   Total Return    Total Return
======================================================================================================
ML Global Financial Services Fund, Inc. Class A Shares      -3.11%        - 9.36%          +11.40%
------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class B Shares      -3.58         -10.21           + 9.36
------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class C Shares      -3.58         -10.21           + 9.36
------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class D Shares      -3.21         - 9.51           +10.94
======================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 11/26/99.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
James Ellman, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
GLOBAL FINANCIAL
SERVICES FUND, INC.  As of September 30, 2001
================================================================================================================================
Assets:              Investment in Global Financial Services Portfolio, at value (identified
                     cost--$91,267,151) ...............................................................             $ 95,503,465
                     Prepaid expenses .................................................................                  121,936
                                                                                                                    ------------
                     Total assets .....................................................................               95,625,401
                                                                                                                    ------------
================================================================================================================================
Liabilities:         Payables:
                       Distributor ....................................................................   $59,860
                       Administrative fees ............................................................    26,098         85,958
                                                                                                          -------
                     Accrued expenses .................................................................                   33,604
                                                                                                                    ------------
                     Total liabilities ................................................................                  119,562
                                                                                                                    ------------
================================================================================================================================
Net Assets:          Net assets .......................................................................             $ 95,505,839
                                                                                                                    ============
================================================================================================================================
Net Assets           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....             $    116,980
Consist of:          Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                  555,902
                     Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                  137,342
                     Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                   73,897
                     Paid-in capital in excess of par .................................................               90,993,492
                     Accumulated investment loss--net .................................................                 (300,870)
                     Accumulated realized capital loss on investments and foreign currency transactions
                     from the Portfolio--net ..........................................................                 (307,218)
                     Unrealized appreciation on investments and foreign currency transactions from the
                     Portfolio--net ...................................................................                4,236,314
                                                                                                                    ------------
                     Net assets .......................................................................             $ 95,505,839
                                                                                                                    ============
================================================================================================================================
Net Asset            Class A--Based on net assets of $12,741,150 and 1,169,795 shares outstanding .....             $      10.89
Value:                                                                                                              ============
                     Class B--Based on net assets of $59,928,192 and 5,559,020 shares outstanding .....             $      10.78
                                                                                                                    ============
                     Class C--Based on net assets of $14,804,407 and 1,373,423 shares outstanding .....             $      10.78
                                                                                                                    ============
                     Class D--Based on net assets of $8,032,090 and 738,973 shares outstanding ........             $      10.87
                                                                                                                    ============
================================================================================================================================

See Notes to Financial Statements.


                                      6 & 7

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

STATEMENT OF OPERATIONS

MERRILL LYNCH
GLOBAL FINANCIAL
SERVICES FUND, INC.  For the Year Ended September 30, 2001
======================================================================================================
Investment           Investment income allocated from the Portfolio:
Income from the        Dividends (net of $105,944 foreign withholding tax)                $  1,700,457
Portfolio--Net:        Interest ..........................................                     356,413
                       Securities lending--net ...........................                      28,686
                       Expenses ..........................................                    (669,453)
                                                                                          ------------
                     Net investment income from the Portfolio ............                   1,416,103
                                                                                          ------------
======================================================================================================
Expenses:            Account maintenance and distribution fees--Class B ..   $ 674,508
                     Administration fees .................................     369,351
                     Account maintenance and distribution fees--Class C ..     162,174
                     Transfer agent fees--Class B ........................      83,525
                     Printing and shareholder reports ....................      56,133
                     Registration fees ...................................      49,850
                     Professional fees ...................................      45,354
                     Account maintenance fees--Class D ...................      24,886
                     Transfer agent fees--Class C ........................      21,575
                     Offering costs ......................................      18,991
                     Transfer agent fees--Class A ........................      12,628
                     Transfer agent fees--Class D ........................      10,297
                     Accounting services .................................       1,240
                     Other ...............................................       6,343
                                                                             ---------
                     Total expenses ......................................                   1,536,855
                                                                                          ------------
                     Investment loss--net ................................                    (120,752)
                                                                                          ------------
======================================================================================================
Realized &           Realized gain (loss) from the Portfolio:
Unrealized Gain        Investments--net ..................................     490,972
(Loss) from the        Foreign currency transactions--net ................    (295,168)        195,804
Portfolio--Net:                                                              ---------
                     Change in unrealized depreciation on investments and
                     foreign currency transactions from the Portfolio--net                 (11,237,712)
                                                                                          ------------
                     Net Decrease in Net Assets Resulting from Operations                 $(11,162,660)
                                                                                          ============
======================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

MERRILL LYNCH                                                                                     For the      For the Period
GLOBAL FINANCIAL                                                                                Year Ended    Nov. 26, 1999+ to
SERVICES FUND, INC.  Increase (Decrease) in Net Assets:                                       Sept. 30, 2001    Sept. 30, 2000
===============================================================================================================================
Operations:          Investment loss--net ..................................................   $   (120,752)   $       (217,853)
                     Realized gain on investments and foreign currency transactions
                     from the Portfolio--net ...............................................        195,804             923,362
                     Change in unrealized appreciation/depreciation on investments
                     and foreign currency transactions from the Portfolio--net .............    (11,237,712)         15,474,026
                                                                                               ------------    ----------------
                     Net increase (decrease) in net assets resulting from operations .......    (11,162,660)         16,179,535
                                                                                               ------------    ----------------
===============================================================================================================================
Distributions to     Realized gain on investments from the Portfolio--net:
Shareholders:          Class A .............................................................       (189,104)                 --
                       Class B .............................................................       (910,094)                 --
                       Class C .............................................................       (210,169)                 --
                       Class D .............................................................       (220,750)                 --
                                                                                               ------------    ----------------
                     Net decrease in net assets resulting from distributions to shareholders     (1,530,117)                 --
                                                                                               ------------    ----------------
===============================================================================================================================
Capital Share        Net increase in net assets derived from capital share transactions ....     10,715,881          81,203,200
Transactions:                                                                                  ------------    ----------------
===============================================================================================================================
Net Assets:          Total increase (decrease) in net assets ...............................     (1,976,896)         97,382,735
                     Beginning of period ...................................................     97,482,735             100,000
                                                                                               ------------    ----------------
                     End of period* ........................................................   $ 95,505,839    $     97,482,735
                                                                                               ============    ================
===============================================================================================================================
                    *Accumulated investment loss--net ......................................   $   (300,870)   $             --
                                                                                               ============    ================
===============================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                      8 & 9

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

FINANCIAL HIGHLIGHTS

                                                                                                   Class A
                     The following per share data and ratios have been derived        ------------------------------------
MERRILL LYNCH        from information provided in the financial statements.              For the           For the Period
GLOBAL FINANCIAL                                                                        Year Ended       Nov. 26, 1999+ to
SERVICES FUND, INC.  Increase (Decrease) in Net Asset Value:                          Sept. 30, 2001      Sept. 30, 2000
==========================================================================================================================
Per Share            Net asset value, beginning of period .........................   $        12.29     $           10.00
Operating                                                                             --------------     -----------------
Performance:         Investment income--net .......................................              .08@@                 .03
                     Realized and unrealized gain (loss) on investments and foreign
                     currency transactions from the Portfolio--net ................            (1.21)                 2.26
                                                                                      --------------     -----------------
                     Total from investment operations .............................            (1.13)                 2.29
                                                                                      --------------     -----------------
                     Less distributions from realized gain on investments from
                     the Portfolio--net ...........................................             (.27)                   --
                                                                                      --------------     -----------------
                     Net asset value, end of period ...............................   $        10.89     $           12.29
                                                                                      ==============     =================
==========================================================================================================================
Total Investment     Based on net asset value per share ...........................           (9.36%)               22.90%@
Return:**                                                                             ==============     =================
==========================================================================================================================
Ratios to Average    Expenses++ ...................................................            1.27%                 1.62%*
Net Assets:                                                                           ==============     =================
                     Investment income--net .......................................             .71%                  .44%*
                                                                                      ==============     =================
==========================================================================================================================
Supplemental         Net assets, end of period (in thousands) .....................   $       12,741     $           8,371
Data:                                                                                 ==============     =================
==========================================================================================================================

                                                                                                   Class B
                     The following per share data and ratios have been derived        ------------------------------------
MERRILL LYNCH        from information provided in the financial statements.              For the           For the Period
GLOBAL FINANCIAL                                                                        Year Ended       Nov. 26, 1999+ to
SERVICES FUND, INC.  Increase (Decrease) in Net Asset Value:                          Sept. 30, 2001      Sept. 30, 2000
==========================================================================================================================
Per Share            Net asset value, beginning of period .........................   $        12.18     $           10.00
Operating                                                                             --------------     -----------------
Performance:         Investment loss--net .........................................             (.03)@@               (.04)
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions from the Portfolio--net ........            (1.20)                 2.22
                                                                                      --------------     -----------------
                     Total from investment operations .............................            (1.23)                 2.18
                                                                                      --------------     -----------------
                     Less distributions from realized gain on investments from
                     the Portfolio--net ...........................................             (.17)                   --
                                                                                      --------------     -----------------
                     Net asset value, end of period ...............................   $        10.78     $           12.18
                                                                                      ==============     =================
==========================================================================================================================
Total Investment     Based on net asset value per share ...........................          (10.21%)               21.80%@
Return:**                                                                             ==============     =================
==========================================================================================================================
Ratios to Average    Expenses++ ...................................................            2.28%                 2.63%*
Net Assets:                                                                           ==============     =================
                     Investment loss--net .........................................            (.30%)                (.56%)*
                                                                                      ==============     =================
==========================================================================================================================
Supplemental         Net assets, end of period (in thousands) .....................   $       59,928     $          63,083
Data:                                                                                 ==============     =================
==========================================================================================================================

                                                                                                   Class C
                     The following per share data and ratios have been derived        ------------------------------------
MERRILL LYNCH        from information provided in the financial statements.              For the           For the Period
GLOBAL FINANCIAL                                                                        Year Ended       Nov. 26, 1999+ to
SERVICES FUND, INC.  Increase (Decrease) in Net Asset Value:                          Sept. 30, 2001      Sept. 30, 2000
==========================================================================================================================
Per Share            Net asset value, beginning of period .........................   $        12.18     $           10.00
Operating                                                                             --------------     -----------------
Performance:         Investment loss--net .........................................             (.04)@@               (.04)
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions from the Portfolio--net ........            (1.19)                 2.22
                                                                                      --------------     -----------------
                     Total from investment operations .............................            (1.23)                 2.18
                                                                                      --------------     -----------------
                     Less distributions from realized gain on investments from
                     the Portfolio--net ...........................................             (.17)                   --
                                                                                      --------------     -----------------
                     Net asset value, end of period ...............................   $        10.78     $           12.18
                                                                                      ==============     =================
==========================================================================================================================
Total Investment     Based on net asset value per share ...........................          (10.21%)               21.80%@
Return:**                                                                             ==============     =================
==========================================================================================================================
Ratios to Average    Expenses++ ...................................................            2.29%                 2.63%*
Net Assets:                                                                           ==============     =================
                     Investment loss--net .........................................            (.31%)                (.57%)*
                                                                                      ==============     =================
==========================================================================================================================
Supplemental         Net assets, end of period (in thousands) .....................   $       14,805     $          14,788
Data:                                                                                 ==============     =================
==========================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                                     10 & 11

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                   Class D
                     The following per share data and ratios have been derived        ------------------------------------
MERRILL LYNCH        from information provided in the financial statements.              For the           For the Period
GLOBAL FINANCIAL                                                                        Year Ended       Nov. 26, 1999+ to
SERVICES FUND, INC.  Increase (Decrease) in Net Asset Value:                          Sept. 30, 2001      Sept. 30, 2000
==========================================================================================================================
Per Share            Net asset value, beginning of period .........................   $        12.26     $           10.00
Operating                                                                             --------------     -----------------
Performance:         Investment income--net .......................................              .05@@                 .02
                     Realized and unrealized gain (loss) on investments and
                     foreign currency transactions from the Portfolio--net ........            (1.20)                 2.24
                                                                                      --------------     -----------------
                     Total from investment operations .............................            (1.15)                 2.26
                                                                                      --------------     -----------------
                     Less distributions from realized gain on investments from
                     the Portfolio--net ...........................................             (.24)                   --
                                                                                      --------------     -----------------
                     Net asset value, end of period ...............................   $        10.87     $           12.26
                                                                                      ==============     =================
==========================================================================================================================
Total Investment     Based on net asset value per share ...........................           (9.51%)               22.66%@
Return:**                                                                             ==============     =================
==========================================================================================================================
Ratios to Average    Expenses++ ...................................................            1.50%                 1.88%*
Net Assets:                                                                           ==============     =================
                     Investment income--net .......................................             .46%                  .22%*
                                                                                      ==============     =================
==========================================================================================================================
Supplemental         Net assets, end of period (in thousands) .....................   $        8,032     $          11,241
Data:                                                                                 ==============     =================
==========================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

1. Significant Accounting Policies:

Merrill Lynch Global Financial Services Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Global Financial Services Portfolio (the "Portfolio"), which is the portfolio of Global Financial Services Master Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at September 30, 2001, was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $199,946 have been reclassified between accumulated net investment loss and accumulated net realized capital losses and $19,828 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of
 .35% of the Fund's average daily net assets for the performance of administrative


                                     12 & 13

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Account     Distribution
                                                    Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B .............................................     .25%          .75%
Class C .............................................     .25%          .75%
Class D .............................................     .25%           --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                                FAMD     MLPF&S
--------------------------------------------------------------------------------
Class A ..................................................     $   19    $   330
Class D ..................................................     $2,435    $40,349
--------------------------------------------------------------------------------

For the year ended September 30, 2001, MLPF&S received contingent deferred sales charges of $254,900 and $6,363 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received a contingent deferred sales charge of $359 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2001 were $28,412,323 and $20,772,849, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $10,715,881 and $81,203,200 for the year ended September 30, 2001 and for the period November 26, 1999 to September 30, 2000.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2001                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          990,796        $ 11,718,318
Shares issued to shareholders in
reinvestment of distributions ............           12,664             147,413
                                                 ----------        ------------
Total issued .............................        1,003,460          11,865,731
Shares redeemed ..........................         (515,045)         (5,982,510)
                                                 ----------        ------------
Net increase .............................          488,415        $  5,883,221
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Period                                         Dollar
Nov. 26, 1999+ to Sept. 30, 2000                   Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          991,995        $ 10,089,758
Shares redeemed ..........................         (313,115)         (2,949,876)
                                                 ----------        ------------
Net increase .............................          678,880        $  7,139,882
                                                 ==========        ============
-------------------------------------------------------------------------------
+ Prior to November 26, 1999 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2001                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        1,925,187        $ 22,685,825
Shares issued to shareholders in
reinvestment of distributions ............           66,105             767,474
                                                 ----------        ------------
Total issued .............................        1,991,292          23,453,299
Automatic conversion of shares ...........          (65,032)           (765,177)
Shares redeemed ..........................       (1,545,285)        (17,869,985)
                                                 ----------        ------------
Net increase .............................          380,975        $  4,818,137
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Period                                         Dollar
Nov. 26, 1999+ to Sept. 30, 2000                   Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        5,794,899        $ 58,747,806
Automatic conversion of shares ...........          (14,060)           (149,207)
Shares redeemed ..........................         (605,294)         (6,096,424)
                                                 ----------        ------------
Net increase .............................        5,175,545        $ 52,502,175
                                                 ==========        ============
-------------------------------------------------------------------------------
+ Prior to November 26, 1999 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2001                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          626,259        $  7,399,852
Shares issued to shareholders in
reinvestment of distributions ............           16,014             185,923
                                                 ----------        ------------
Total issued .............................          642,273           7,585,775
Shares redeemed ..........................         (482,737)         (5,529,303)
                                                 ----------        ------------
Net increase .............................          159,536        $  2,056,472
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Period                                         Dollar
Nov. 26, 1999+ to Sept. 30, 2000                   Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        1,355,710        $ 13,736,000
Shares redeemed ..........................         (144,323)         (1,403,532)
                                                 ----------        ------------
Net increase .............................        1,211,387        $ 12,332,468
                                                 ==========        ============
-------------------------------------------------------------------------------
+ Prior to November 26, 1999 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended September 30, 2001                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          225,398        $  2,673,731
Shares issued to shareholders in
reinvestment of distributions ............           15,315             178,268
Automatic conversion of shares ...........           64,682             765,177
                                                 ----------        ------------
Total issued .............................          305,395           3,617,176
Shares redeemed ..........................         (483,096)         (5,659,125)
                                                 ----------        ------------
Net decrease .............................         (177,701)       $ (2,041,949)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Period                                         Dollar
Nov. 26, 1999+ to Sept. 30, 2000                   Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        1,197,388        $ 12,058,182
Automatic conversion of shares ...........           13,999             149,207
                                                 ----------        ------------
Total issued .............................        1,211,387          12,207,389
Shares redeemed ..........................         (297,213)         (2,978,714)
                                                 ----------        ------------
Net increase .............................          914,174        $  9,228,675
                                                 ==========        ============
-------------------------------------------------------------------------------
+ Prior to November 26, 1999 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


                                     14 & 15

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Global Financial Services Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Financial Services Fund, Inc. of Global Financial Services Master Trust (the "Fund") as of September 30, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period November 26, 1999 (commencement of operations) to September 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Financial Services Fund, Inc. of Global Financial Services Master Trust as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 15, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                 Global Financial Services Portfolio
                 -------------------------------------------------------------------------------------------------------------------
                                            Shares                                                                        Percent of
NORTH AMERICA    Industries                  Held                          Investments                             Value  Net Assets
====================================================================================================================================
Bermuda          Insurance                  30,900  ACE Limited                                                  $   892,083    0.9%
                                            19,100  XL Capital Ltd. (Class A)                                      1,508,900    1.6
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Bermuda                                   2,400,983    2.5
====================================================================================================================================
Canada           Banking                    21,400  Bank of Nova Scotia                                              628,304    0.7
                                            23,300  Canadian Imperial Bank of Commerce                               761,819    0.8
                                            24,400  Royal Bank of Canada                                             743,723    0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Canada                                    2,133,846    2.3
====================================================================================================================================
United States    Banking                    31,000  ABN AMRO Holding NV (ADR) (a)                                    515,220    0.5
                                            27,500  Bank One Corporation                                             865,425    0.9
                                            35,500  Capital One Financial Corporation                              1,634,065    1.7
                                             8,000  Commerce Bancorp, Inc.                                           544,000    0.6
                                             6,600  Fifth Third Bancorp                                              405,702    0.4
                                            28,242  FleetBoston Financial Corporation                              1,037,893    1.1
                                            11,000  Golden State Bancorp Inc.                                        334,400    0.3
                                            22,400  Investors Financial Services                                   1,291,136    1.4
                                            55,690  J.P. Morgan Chase & Co.                                        1,901,813    2.0
                                             8,300  Mellon Financial Corporation                                     268,339    0.3
                                            22,700  PNC Bank Corp.                                                 1,299,575    1.4
                                                                                                             ---------------    ----
                                                                                                                  10,097,568   10.6
                 -------------------------------------------------------------------------------------------------------------------
                 Financial Services         50,300  Advanta Corp.                                                    468,293    0.5
                                            47,800 +AmeriCredit Corp.                                              1,511,436    1.6
                                            58,265  Citigroup Inc.                                                 2,359,732    2.5
                                            85,300  Dime Bancorp, Inc.                                             3,353,996    3.5
                                            32,000  Dime Bancorp (Warrants) (b)                                        7,680    0.0
                                            48,000  Doral Financial Corporation                                    1,857,600    1.9
                                            32,900  Fannie Mae                                                     2,633,974    2.8
                                            30,600  Federal Home Loan Mortgage Association                         1,989,000    2.1
                                            49,300 +FirstFed Financial Corp.                                       1,281,800    1.3
                                            43,700  Golden West Financial Corporation                              2,538,970    2.6
                                            21,200  The Hartford Financial Services Group, Inc.                    1,245,288    1.3
                                            32,300  Household International, Inc.                                  1,821,074    1.9
                                            47,500 +IndyMac Mortgage Holdings, Inc.                                1,287,725    1.3
                                            65,000  MBNA Corporation                                               1,968,850    2.1
                                            11,100  MGIC Investment Corporation                                      725,274    0.8
                                            53,600  MetLife, Inc.                                                  1,591,920    1.7


                                     16 & 17

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                 Global Financial Services Portfolio (continued)
                 -------------------------------------------------------------------------------------------------------------------
NORTH AMERICA                               Shares                                                                        Percent of
(concluded)      Industries                  Held                          Investments                             Value  Net Assets
====================================================================================================================================
United States    Financial Services         37,000  Metris Companies Inc.                                    $       915,750    1.0%
(concluded)      (concluded)                10,700  Morgan Stanley Dean Witter & Co.                                 495,945    0.5
                                            45,978  Wells Fargo Company                                            2,043,722    2.1
                                                                                                             ---------------    ----
                                                                                                                  30,098,029   31.5
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance                  42,200  AFLAC Incorporated                                             1,139,400    1.2
                                            14,000  Allmerica Financial Corporation                                  627,900    0.7
                                            41,700  The Allstate Corporation                                       1,557,495    1.6
                                            16,200  Ambac Financial Group, Inc.                                      886,302    0.9
                                            48,541  American International Group, Inc.                             3,786,198    4.0
                                            16,400  Arthur J. Gallagher & Co.                                        555,140    0.6
                                            26,200  Everest Re Group, Ltd.                                         1,695,140    1.8
                                            33,400  John Hancock Financial Services, Inc.                          1,334,330    1.4
                                            20,400  MBIA, Inc.                                                     1,020,000    1.1
                                             6,800  Marsh & McLennan Companies, Inc.                                 657,560    0.7
                                            18,500  The PMI Group, Inc.                                            1,154,215    1.2
                                            62,000 +The Phoenix Companies, Inc.                                      895,900    0.9
                                             4,500  The Progressive Corporation                                      602,550    0.6
                                            32,600  Protective Life Corporation                                      945,400    1.0
                                            35,000  Providian Financial Corporation                                  705,250    0.7
                                            15,500  Radian Group Inc.                                                596,750    0.6
                                            17,500  The St. Paul Companies, Inc.                                     721,350    0.8
                                            15,000  Torchmark Corporation                                            585,000    0.6
                                            15,000  UnitedHealth Group Incorporated                                  997,500    1.0
                                            49,700 +Willis Group Holdings Limited                                  1,162,483    1.2
                                                                                                             ---------------    ----
                                                                                                                  21,625,863   22.6
                 -------------------------------------------------------------------------------------------------------------------
                 Investment                 16,700  Alliance Capital Management Holding L.P.                         763,190    0.8
                 Management                 27,000  Waddell & Reed Financial, Inc. (Class A)                         702,000    0.7
                                                                                                             ---------------    ----
                                                                                                                   1,465,190    1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Savings & Loan
                 Associations               16,800 +Bank United Corp.                                                  4,200    0.0
                                            44,800  GreenPoint Financial Corp.                                     1,572,480    1.7
                                            78,800  Sovereign Bancorp, Inc.                                          748,600    0.8
                                                                                                             ---------------    ----
                                                                                                                   2,325,280    2.5
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the United States                        65,611,930   68.7
====================================================================================================================================
                                                    Total Investments in North America (Cost--$63,723,643)        70,146,759   73.5
====================================================================================================================================
PACIFIC
BASIN/ASIA
====================================================================================================================================
Australia        Banking                    72,200  Australia and New Zealand Banking Group Ltd.                     569,379    0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Australia                                   569,379    0.6
====================================================================================================================================
Hong Kong        Banking                    73,200 +HSBC Holdings PLC                                                769,588    0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Hong Kong                                   769,588    0.8
====================================================================================================================================
Japan            Banking                        60  Mitsubishi Tokyo Financial Group, Inc.                           468,396    0.5
                                               135  UFJ Holdings, Inc.                                               669,870    0.7
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Japan                                     1,138,266    1.2
====================================================================================================================================
                                                    Total Investments in the Pacific Basin/Asia
                                                    (Cost--$2,889,747)                                             2,477,233    2.6
====================================================================================================================================
WESTERN
EUROPE
====================================================================================================================================
Belgium          Banking                    59,400  Dexia                                                            891,495    0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Financial Services         16,800  Algemene Maatschappij voor Nijverheidskredit NV                  572,211    0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Belgium                                   1,463,706    1.5
====================================================================================================================================
Denmark          Banking                    34,900  Danske Bank                                                      547,116    0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance                  17,400 +Topdanmark A/S                                                   421,947    0.4
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Denmark                                     969,063    1.0
====================================================================================================================================
Finland          Insurance                  52,500  Sampo Insurance Company Ltd. 'A'                                 401,141    0.4
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Finland                                     401,141    0.4
====================================================================================================================================
France           Banking                    17,600  Societe Generale 'A'                                             878,352    0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance                  62,568  Axa (ADR) (a)                                                  1,226,333    1.3
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in France                                    2,104,685    2.2
====================================================================================================================================
Ireland          Banking & Financial       418,400  Anglo Irish Bank Corporation PLC                               1,231,444    1.3
                                           186,300  Bank of Ireland                                                1,476,072    1.6
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Ireland                                   2,707,516    2.9
====================================================================================================================================
Italy            Banking                   360,000  Banca di Roma SpA                                                796,680    0.8
                                           310,000  Banca Nazionale del Lavoro (Ordinary)                            652,152    0.7
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Italy                                     1,448,832    1.5
====================================================================================================================================
Netherlands      Banking                    92,200  ABN AMRO Holding NV                                            1,520,634    1.6
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance                  30,300  Aegon NV                                                         792,506    0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the Netherlands                           2,313,140    2.4
====================================================================================================================================
Norway           Financial Services        154,900  DNB Holding ASA                                                  576,317    0.6
                                            36,300  Sparebanken NOR (Capital Certificates)                           978,139    1.0
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Norway                                    1,554,456    1.6
====================================================================================================================================
Spain            Banking & Financial           361  Banco Santander Central Hispano, SA                                2,768    0.0
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Spain                                         2,768    0.0
====================================================================================================================================
Sweden           Banking                    65,300  Skandinaviska Enskilda Banken (SEB) 'A'                          456,027    0.5
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Sweden                                      456,027    0.5
====================================================================================================================================


                                     18 & 19

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                 Global Financial Services Portfolio (concluded)
                 -------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE                              Shares                                                                        Percent of
(concluded)      Industries                  Held                          Investments                          Value     Net Assets
====================================================================================================================================
Switzerland      Insurance                     900  Schweizerische Lebensversicherungs- und Rentenanstalt    $   381,936        0.4%
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Switzerland                             381,936        0.4
====================================================================================================================================
United Kingdom   Banking                    47,200  Royal Bank of Scotland Group PLC                           1,039,160        1.1
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the United Kingdom                    1,039,160        1.1
====================================================================================================================================
                                                    Total Investments in Western Europe (Cost--$16,594,140)   14,842,430       15.5
====================================================================================================================================

                                             Face
                                            Amount                   Short-Term Securities
====================================================================================================================================
                 Commercial Paper*      $2,631,000  General Motors Acceptance Corp., 3.44% due 10/01/2001      2,630,497        2.8
                 -------------------------------------------------------------------------------------------------------------------
                 US Government Agency    3,000,000  Fannie Mae, 3.33% due 10/12/2001                           2,996,393        3.1
                 Obligations*            2,500,000  Federal Home Loan Mortgage Corporation,
                                                    2.80% due 10/09/2001                                       2,498,056        2.6
                 -------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Short-Term Securities
                                                    (Cost--$8,124,946)                                         8,124,946        8.5
====================================================================================================================================
                 Total Investments (Cost--$91,332,476)                                                        95,591,368      100.1

                 Liabilities in Excess of Other Assets                                                           (87,715)      (0.1)
                                                                                                             -----------      ------
                 Net Assets                                                                                  $95,503,653      100.0%
                                                                                                             ===========      =====
====================================================================================================================================

(a)   American Depositary Receipts (ADR).
(b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
  * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
  +   Non-income producing security.

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

GLOBAL
FINANCIAL SERVICES
PORTFOLIO            As of September 30, 2001
===============================================================================================================
Assets:              Investments, at value (including securities loaned of
                     $2,996,167) (identified cost--$91,332,476) ...................                $ 95,591,368
                     Cash .........................................................                         354
                     Foreign cash .................................................                     353,603
                     Investments held as collateral for loaned securities, at value                   3,003,507
                     Receivables:
                      Securities sold .............................................   $1,432,571
                      Dividends ...................................................      137,943
                      Contributions ...............................................       24,545
                      Loaned securities ...........................................        2,973      1,598,032
                                                                                      ----------
                     Prepaid expenses and other assets ............................                       2,812
                                                                                                   ------------
                     Total assets .................................................                 100,549,676
                                                                                                   ------------
===============================================================================================================
Liabilities:         Collateral on securities loaned, at value ....................                   3,003,507
                     Payables:
                      Securities purchased ........................................    1,551,114
                      Withdrawals .................................................      419,564
                      Investment adviser ..........................................       29,890      2,000,568
                                                                                      ----------
                     Accrued expenses .............................................                      41,948
                                                                                                   ------------
                     Total liabilities ............................................                   5,046,023
                                                                                                   ------------
===============================================================================================================
Net Assets:          Net assets ...................................................                $ 95,503,653
                                                                                                   ============
===============================================================================================================
Net Assets           Partners' capital ............................................                $ 91,267,330
Consist of:          Unrealized appreciation on investments and foreign
                     currency transactions--net ...................................                   4,236,323
                                                                                                   ------------
                     Net assets ...................................................                $ 95,503,653
                                                                                                   ============
===============================================================================================================

See Notes to Financial Statements.


                                     20 & 21

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

STATEMENT OF OPERATIONS

GLOBAL
FINANCIAL SERVICES
PORTFOLIO                For the Year Ended September 30, 2001
===============================================================================================================
Investment               Dividends (net of $105,944 foreign withholding tax)....                   $  1,700,458
Income:                  Interest and discount earned ..........................                        356,414
                         Securities lending--net ...............................                         28,685
                                                                                                   ------------
                         Total income ..........................................                      2,085,557
                                                                                                   ------------
===============================================================================================================
Expenses:                Investment advisory fees ..............................   $    422,136
                         Professional fees .....................................         77,148
                         Accounting services ...................................         57,428
                         Custodian fees ........................................         49,262
                         Trustees' fees and expenses ...........................         44,917
                         Pricing fees ..........................................          3,647
                         Offering costs ........................................            837
                         Other .................................................         14,003
                                                                                   ------------
                         Total expenses ........................................                        669,378
                                                                                                   ------------
                         Investment income--net ................................                      1,416,179
                                                                                                   ------------
===============================================================================================================
Realized &               Realized gain (loss) from:
Unrealized Gain (Loss)     Investments--net ....................................        490,972
On Investments &           Foreign currency transactions--net ..................       (295,168)        195,804
Foreign Currency                                                                   ------------
Transactions--Net:       Change in unrealized appreciation/depreciation on:
                         Investments--net ......................................    (11,218,551)
                         Foreign currency transactions--net ....................        (19,174)    (11,237,725)
                                                                                   ------------    ------------
                         Net Decrease in Net Assets Resulting from Operations...                   $ (9,625,742)
                                                                                                   ============
===============================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

GLOBAL                                                                                      For the         For the Period
FINANCIAL SERVICES                                                                        Year Ended      Nov. 26, 1999+ to
PORTFOLIO            Increase (Decrease) in Net Assets:                                 Sept. 30, 2001     Sept. 30, 2000
===========================================================================================================================
Operations:          Investment income--net .........................................   $    1,416,179    $         777,549
                     Realized gain on investments and foreign
                     currency transactions--net .....................................          195,804              923,363
                     Change in unrealized appreciation/depreciation
                     on investments and foreign currency
                     transactions--net ..............................................      (11,237,725)          15,474,048
                                                                                        --------------    -----------------
                     Net increase (decrease) in net assets resulting from operations        (9,625,742)          17,174,960
                                                                                        --------------    -----------------
===========================================================================================================================
Capital              Proceeds from contributions ....................................       45,242,904           94,929,064
Transactions:        Fair value of withdrawals ......................................      (37,603,429)         (14,714,204)
                                                                                        --------------    -----------------
                     Net increase in net assets derived from net capital transactions        7,639,475           80,214,860
                                                                                        --------------    -----------------
===========================================================================================================================
Net Assets:          Total increase (decrease) in net assets ........................       (1,986,267)          97,389,820
                     Beginning of period ............................................       97,489,920              100,100
                                                                                        --------------    -----------------
                     End of period ..................................................   $   95,503,653    $      97,489,920
                                                                                        ==============    =================
===========================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

GLOBAL                                                                      For the         For the Period
FINANCIAL SERVICES   The following ratios have been derived from           Year Ended      Nov. 26, 1999+ to
PORTFOLIO            information provided in the financial statements.   Sept. 30, 2001     Sept. 30, 2000
============================================================================================================
Ratios to Average    Expenses .........................................            .63%                 .71%*
Net Assets:                                                              ==============    =================
                     Investment income--net ...........................           1.34%                1.36%*
                                                                         ==============    =================
============================================================================================================
Supplemental         Net assets, end of period (in thousands) .........  $       95,504    $          97,490
Data:                                                                    ==============    =================
                     Portfolio turnover ...............................         111.71%               68.73%
                                                                         ==============    =================
============================================================================================================

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                                     22 & 23

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

NOTES TO FINANCIAL STATEMENTS

GLOBAL FINANCIAL SERVICES PORTFOLIO

1. Significant Accounting Policies:

Global Financial Services Portfolio (the "Portfolio") is part of Global Financial Services Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of September 30, 2001, no debt securities were held by the Portfolio.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, the Portfolio typically receives the income on both the loaned securities and the collateral and, as a result, the Portfolio's yield may increase. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the


                                     24 & 25

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

GLOBAL FINANCIAL SERVICES PORTFOLIO

borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Portfolio pays a monthly fee at an annual rate of .40% of the average daily value of the Trust's net assets.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the year ended September 30, 2001, QA Advisors received $130 in securities lending agent fees.

In addition, MLPF&S received $31,015 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 2001.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the year ended September 30, 2001, the Portfolio reimbursed FAM an aggregate of $6,211 for the above-described services. The Portfolio entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2001 were $116,950,048 and $110,397,517, respectively.

Net realized gains (losses) for the year ended September 30, 2001 and net unrealized gains (losses) as of September 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                    Realized        Unrealized
                                                 Gains (Losses)   Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ........................      $ 491,021       $ 4,258,892
Short-term investments .......................            (49)               --
Foreign currency transactions ................        (29,258)          (22,569)
Foreign currency exchange contracts ..........       (265,910)               --
                                                    ---------       -----------
Total ........................................      $ 195,804       $ 4,236,323
                                                    =========       ===========
--------------------------------------------------------------------------------

As of September 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,590,613, of which $9,106,524 related to appreciated securities and $6,515,911 related to depreciated securities. At September 30, 2001, the aggregate cost of investments for Federal income tax purposes was $93,000,755.

4. Short-Term Borrowings:

On December 1, 2000, the Portfolio, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the year ended September 30, 2001.

5. Commitments:

At September 30, 2001, the Fund had entered into a foreign exchange contract under which it had agreed to purchase various foreign currency with an approximate value of $776,000.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors, Global Financial Services Portfolio of Global Financial Services Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Financial Services Portfolio of Global Financial Services Master Trust (the "Portfolio") as of September 30, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period November 26, 1999 (commencement of operations) to September 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Financial Services Portfolio of Global Financial Services Trust as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 15, 2001


                                     26 & 27

[LOGO] Merrill Lynch Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Financial Services Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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